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                                                                   EXHIBIT 10.13

                        1999 NEBS EXECUTIVE BONUS PLAN
                        (EFFECTIVE AS OF JUNE 29, 1998)

     This Executive Bonus Plan was adopted by the Board of Directors of New England Business Service, Inc. (the "Company") on July 24, 1998 upon the recommendation of its Organization and Compensation Committee for the purpose of providing incentive compensation for the senior executives and managers of the Company and its subsidiaries. This Plan shall be governed by the following definitions and calculations.

     I.  Participants.  The Participants in the Plan for the 1999 fiscal year
         -------------
     of the Company (the "Year") and their respective target bonus percentages shall be as follows:

         A.  Officers of the Company.
             ------------------------

         Chairman, President & Chief Executive Officer               70%

         Vice President, Diversified Operations                      60%

         Vice President, Information Systems                         60%

         Vice President, Direct Marketing,                           60%
         Telesales & Service

         Vice President, Chief Financial Officer                     60%

         Vice President, Human Resources                             60%

         Vice President, General Manager                             60%
         Chiswick Division

         Vice President, General Manager                             60%
         RapidForms Division

         Vice President, Manufacturing and                           60%
         Technical Operations

         Vice President, Business Management &                       60%
         Business Solutions

         Vice President, Investor Relations                          50%

         Vice President, Controller                                  50%

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         B.  CEOs of Subsidiaries
             --------------------

             Managing Director,
             NEBS Business Stationery                                40%

             President and Chief Executive,
             NEBS Business Forms, Ltd.                               40%

     II. Target Bonus. The Target Bonus payable to a Participant with respect to
         ------------
         the Year shall be an amount arrived at by multiplying his base salary at the end of the Year by his target bonus percentage.

     III. Actual Bonus. The Actual Bonus of each Participant shall be calculated
          ------------
          based on actual results vs. targeted objectives.

         A.  Chairman, President & Chief Executive Officer
             ---------------------------------------------

             1. The actual bonus of this participant shall be the sum of the following:

                (a) Each 1% by which consolidated net sales are more than 95% up to 105% of the targeted consolidated net sales for the Year equals 5.6% of his base salary, plus each 1% by which consolidated net sales are more than 105% of the targeted consolidated net sales for the Year equals 2.8% of his base salary; and

                (b) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 5.6% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 2.8% of his base salary; and

                (c) 14% of his base salary based on his qualitative measurements
                (MBOs) as determined by the Board of Directors on the recommendation of the Organization and Compensation Committee.

                The qualitative measures described in item c above are capped at 14% of base salary or 100% attainment of the target.

             2. No bonuses shall be paid if the Company's consolidated net income for the Year is less than 90% of the targeted net income objective.
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         B.  Vice President, Business Management & Development; Vice President,
             Chief Financial Officer; Vice President, Human Resources; Vice President, Information Systems; Vice President, Manufacturing and Technical Operations.

             1. The actual bonus of each of these Participants shall be the sum of the following:

                (a) Each 1% by which consolidated net sales are more than 95% up to 105% of the targeted consolidated net sales for the Year equals 4.8% of his base salary, plus each 1% by which consolidated net sales are more than 105% of the targeted consolidated net sales for the Year equals 2.4% of his base salary; and

                (b) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 4.8% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 2.4% of his base salary; and

                (c)12% of his base salary based on his quantitative and/or qualitative measurements (MBOs) as determined by the Chairman, President & Chief Executive Officer.

             The objectives described in item (c) above are capped at 100% attainment of the target.

             2. No bonus shall be paid if the Company's consolidated net earnings for the Year is less than 90% of the targeted net income objective.

         C. Vice President, Chiswick Division; Vice President, Diversified Operations.

             1. The actual bonus of this Participant shall be the sum of the following:

                (a) Each 1% by which channel net sales are more than 95% up to 105% of the targeted channel net sales for the Year equals 4.8% of his base salary, plus each 1% by which channel net sales are more than 105% of the targeted channel net sales for the Year equals 2.4% of his base salary; and

                (b) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year
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                equals 3.0% of his base salary, plus each 1% by which
                consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 1.5% of his base salary; and

                (c) Each 1% by which channel profit from operations is more than 95% up to 105% of the targeted channel profit from operations for the Year equals 1.8% of his salary. Payment for the attainment of channel profit from operations will be capped at 200% of target payment (105% achievement); and

                (d) 12% of his or her base salary based on his quantitative and/or qualitative measurements (MBOs) as determined by the Chairman, President & Chief Executive Officer.

             Objectives described in item (d) above are capped at 100% attainment of the target.

             2. No bonus shall be paid if the Company's consolidated net earnings for the Year is less than 90% of the targeted net income objective.

         D. Vice President, Direct Marketing, Telesales & Service; President; RapidForms.

             1. The actual bonus of both these participants shall be the sum of the following:

                (a) Each 1% by which channel net sales are more than 95% up to 105% of the targeted channel net sales for the Year equals 3.0% of his base salary, plus each 1.0% by which channel net sales are more than 105% of the targeted channel net sales for the Year equals 1.5% of his base salary; and

                (b) Each 1% by which combined channel net sales is more than 95% up to 105% of the targeted combined channel net sales for the Year equals 1.8% of his base salary, plus each 1% by which combined channel net sales are more than 105% of the targeted combined channel sales for the Year equals 0.9% of his base salary; and

                (c) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 3.0% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 1.5% of his base salary; and

                (d) Each 1% by which channel profit from operations is more than 95% up to 105% of the targeted channel profit from operations for the Year equals 1.8% of his base salary. Payment for the attainment of channel profit from operations will be capped at 200% of target payment (105% achievement); and

                (e) 12% of his base salary based on his quantitative and/or qualitative measurements (MBOs) as determined by Chairman, President & Chief Executive Officer.

             2. No bonus shall be paid if the Company's consolidated net income for the Year is less than 90% of the targeted net income objective.

         E.  Vice President, Investor Relations; Vice President, Controller.

             1. The actual bonus of these Participants shall be the sum of the following:

                (a) Each 1% by which consolidated net sales are more than 95% up to 105% of the targeted consolidated net sales for the Year equals 4% of his base salary, plus each 1% by which consolidated net sales are more than 105% of the targeted consolidated net sales for the Year equals 2% of his base salary; and

                (b) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 4% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 2% of his base salary; and

                (c) 10% of his base salary based on his quantitative and/or qualitative measurements (MBOs) as determined by the Chairman, President & Chief Executive Officer.

             Objectives described in item (C) above are capped at 100% attainment of the target.

             2. No bonus shall be paid if the Company's consolidated net earnings for the Year is less than 90% of the targeted net income objective.

         F. Subsidiary Business Units: President, Chief Executive; Managing Director.

             1. The actual bonus of these Participants shall be the sum of the following:

                (a) Each 1% by which subsidiary net sales are more than 95% up to 105% of the targeted subsidiary net sales for the Year equals 3.2% of his base salary, plus each 1% by which subsidiary net sales are more than 105% of the targeted subsidiary net sales for the Year equals 1.6% of his base salary; and

                (b) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net sales for the Year equals 2.0% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 1.0% of his base salary; and

                (c) Each 1% by which subsidiary profit from operations is more than 95% up to 105% of the targeted subsidiary profit from operations for the Year equals 1.2% of his base salary. Payment for the attainment of channel profit from operations will be capped at 200% of target payment (105% achievement); and

                (d) 8% of his base salary based on his quantitative and/or qualitative measurements (MBOs) as determined by the Chairman, President & Chief Executive Officer.

            Objectives described in item d above are capped at 100% attainment of the target.

             2. No bonus shall be paid if the Company's consolidated net income for the Year is less than 90% of the targeted net income objective.

IV.  Bonus Payments
     --------------

         A. For Participants with 60% or 70% bonus targets: 75% of the gross payment will be in the form of cash; 25% of the gross payment will be in the form of NEBS Stock with a share price which is established at the close of trading on the New York Stock Exchange on the third business day following the issuance of the press release disclosing the Company's financial results for the fourth quarter of the Year. Cash payments will be made within 60 days after the close of the Year. Stock awarded under the plan will be in the form of Restricted Stock with terms and conditions detailed in the Participant commitment letter.

         B. For Participants with 40% or 50% bonus targets: 75% of the net payment will be in the form of cash; 25% of the net payment will be in the form of NEBS Stock with a share price which is established at the close of trading on the New York Stock Exchange on the third business day following the issuance of the press release disclosing the Company's financial results for the fourth quarter of the Year. All bonus payments will be made within 60 days after the close of the Year.

V.          Certain Definitions and Other Provisions.
            -----------------------------------------

         A. All references to "net" sales shall refer to consolidated net sales of the Company or net sales of a distribution channel or a business unit, as the case may be, as reported or used in calculating the Company's audited consolidated earnings.

         B. For purposes of calculating the actual bonuses, consolidated net income for the Year shall mean such consolidated income, after taxes and after provision for executive bonuses under this Plan, determined in accordance with all of the accounting policies employed in the preparation of the Company's audited financial statements for the Year.

         C. Actual or targeted consolidated net income; actual or targeted consolidated sales; actual or targeted profit from operations of any business unit or distribution channel; or actual or targeted net sales of any business unit or distribution channel may, at the discretion of the Organization and Compensation Committee, be adjusted to eliminate the effect of (a) either the acquisition or the divestiture by the Company of any subsidiary or division during the Year, and/or (b) the imposition during the Year by Massachusetts or any other state or states of sales taxes on services, materials or supplies purchased by the Company or any subsidiary of the Company the effect of which is not allowed for in the Company's annual budget for the 1999 fiscal year or (C) any abatement of taxes or material increase or decrease in Federal or State corporate tax rates. It is the intention of the Organization and Compensation Committee that any such discretionary adjustment shall be made by it, and shall be announced to the affected Participants, promptly after the occurrence of the motivation event, but failure to act promptly shall not deprive the Committee of its power to make such an adjustment at a later date.

         D. Should a Participant die, retire, or become totally disabled during the Year, he or his estate shall be entitled to receive a bonus pro-rated in accordance with the percentage of his annual salary earned from the beginning of the Year up to the date of death, retirement or disability. Should a Participant's employment by the Company or a subsidiary business unit be terminated for any other reason, payment of any bonus hereunder for the year in which such termination occurs is at the sole discretion of the Organization and Compensation Committee.

         E. If a Participant assumes a new position during the Year, the Organization and Compensation Committee may make an appropriate adjustment in his target bonus and/or the means of calculating his actual bonus, effective from and after that event.

         F. If a Change of Control event (as defined in Section 11 of the Company's 1994 Key Employee and Eligible Director Stock Option and Stock Appreciation Rights Plan) occurs, the Company will within sixty (60) days following such event pay to each Participant a pro-rated bonus through the date thereof as hereinafter provided, whereupon this Plan will terminate. The portion of the bonus based on factors other than Qualitative Measurements shall be calculated based on a comparison of (I) actual results of the Company through the end of the calendar quarter next preceding the Change in Control event to (ii) the targeted quarterly performance criteria set forth on the schedules attached hereto. The portion of the bonus based on Qualitative Measurements will be calculated through the end of the calendar quarter next preceding the Change of Control event to the extent equitable and reasonably practicable in the judgment of the Organization and Compensation Committee. Qualitative Measurements for which such calculation is not equitable or reasonably practicable will be disregarded and the percentage of the bonus otherwise allocated thereto under the terms hereof will be reallocated in even percentages to the Sales and Earnings components of the bonus calculation. After determining the full year bonus based on the extent to which the aforesaid quarterly targets have been achieved, the amount of the full year bonus will be pro-rated by multiplying the same by a fraction the numerator of which is the number of days between the beginning of the fiscal year and the date of the Change of Control event and the denominator of which would be 365. The determination of the amount of any bonus payable under this paragraph shall be made by the Organization and Compensation Committee and its determination shall be final and binding on the Company and all Participants.

         G. In the event of any material, unusual and non-recurring charge to income purchase or sale of any material business unit by the Company, or other material event affecting the ability of the Participants to achieve the performance targets established under this Plan, the Organization and Compensation Committee shall review such performance targets and make such adjustments with respect thereto as it deems reasonable and equitable in light of the purposes of this Plan. Any and all adjustments made by the Organization and Compensation Committee under this paragraph shall be final and binding on the Company and all Participants.

         H. The Organization and Compensation Committee may in its discretion terminate the Plan as of the end of any fiscal quarter. If the Plan is so terminated, the Company shall pay out bonuses to the Participants in such amounts as are appropriate and equitable in light of the Company's and Participants' performance through the end of such quarter and the targets established hereunder. The determination of the amount of any bonuses payable under this paragraph shall be made by the Organization and Compensation Committee in line with the objectives set for each Participant, and its determination shall be final and binding on the Company and all Participants.

         I. The Qualitative Measures referred to herein and the application of certain of the provisions hereof are described in the FY99 MBO Scorecards prepared by the Compensation Manager.

         J.  This Plan shall be effective commencing June 29, 1998.





Attachments:
 Set of Schedules - FY99 MBO Scorecards (TBD)